SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2007
                                                  ------------------------------

                                EDO Corporation
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             (Exact name of registrant as specified in its charter)

        New York                       3812                      11-0707740
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 (State of incorporation)   (Primary Standard Industrial       (IRS Employer
                             Classification Code Number)     Identification No.)

                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                 (212) 716-2000
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    (Address Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

     On November 2, 2007, EDO Corporation, a New York corporation (the "Company"), issued a press release announcing that it has set a date for a special meeting of its shareholders to consider and vote on a proposal to approve and adopt the previously announced definitive Agreement and Plan of Merger, dated as of September 16, 2007 (the "Merger Agreement"), among the Company, ITT Corporation, an Indiana corporation ("ITT"), and Donatello Acquisition Corp., a New York corporations and a wholly-owned subsidiary of ITT ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing as a surviving corporation and a wholly-owned subsidiary of ITT.

     The special meeting of shareholders will be held on December 18, 2007. All holders of record of the Company's common shares at the close of business on November 2, 2007, the record date for the special meeting, will be entitled to notice of and to vote at the special meeting.

Additional Information and Where to Find It

     In connection with the Merger, the Company filed with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement on October 23, 2007. The Company intends to file with the SEC a definitive proxy statement and other relevant materials on or about November 5, 2007. The definitive proxy statement will be mailed to the shareholders of record of the Company at the close of business on the record date for the special meeting. Shareholders of the Company are urged to read the definitive proxy statement and other relevant materials carefully because they will contain important information about the Company and the Merger.

     Shareholders, investors and other interested parties may obtain a free copy of the definitive proxy statement and any other relevant documents (when they become available) that the Company files with the SEC at the SEC's web site at www.sec.gov. The definitive proxy statement and any other relevant documents may also be accessed at www.edocorp.com or obtained free from the Company by directing a request to EDO Corporation, 60 East 42nd Street, 42nd Floor, New York, NY 10165, Attn: Investor Relations.

Information Regarding Participants in the Solicitation

     The Company, its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the Merger. Information regarding the officers and directors of the Company, including the interests of such individuals in the Merger, is set forth in the preliminary proxy statement filed by the Company with the SEC on October 23, 2007 and will be set forth in the definitive proxy statement and other relevant materials to be filed by the Company with the SEC in connection with the Merger.


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     In addition, ITT may be deemed to be a participant in the solicitation of proxies from the Company's shareholders in connection with the Merger. Information regarding ITT's directors and executive officers is set forth in ITT's annual report on Form 10-K for the fiscal year ended December 31, 2006 and ITT's proxy statement for ITT's 2007 annual meeting of shareholders. These documents are available free of charge at the SEC's web site at www.sec.gov and may also be accessed at ITT's investor relations page on its corporate website at www.itt.com.


Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit 99.1   Press release of the Company issued on November 2, 2007.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 2, 2007


                                     EDO CORPORATION

                                     By:    /s/ Lisa M. Palumbo
                                        ------------------------------
                                        Name: Lisa M. Palumbo
                                         Title: Senior Vice President, General
                                                Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit No.                  Description
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99.1                         Press release of the Company issued on November 2,
                             2007.